MERRILL LYNCH
                                                              GLOBAL
                                                              RESOURCES
                                                              TRUST

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 2000

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

The Trust enjoyed solid relative and absolute returns during the six-month period ended July 31, 2000. The Trust's Class A, Class B, Class C and Class D Shares had total returns of +15.16%, +14.55%, +14.52% and +15.02%, respectively, which is better than the +3.20% total return of the unmanaged Standard & Poor's 500 (S&P 500) Index and the +12.16% total return of the Lipper Analytical Services, Inc. Natural Resource Funds Group Average. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.) The stock price performance of the Trust's energy holdings, particularly oil service companies and independent oil and gas producers, accounted for the Trust's superior returns. We increased our weighting in these stocks early in the year, after they had declined in the fourth calendar quarter of 1999 and in January as record warm winter weather lowered demand for natural gas. This short-term event overshadowed the highly positive supply and demand fundamentals for North American natural gas markets, which remain intact at the current time. We have continued to increase the Trust's exposure to the energy sector given the positive fundamental outlook for energy stocks, and we are optimistic that additional appreciation potential is possible even if mild winter weather conditions again return in the upcoming winter heating season.

The supply and demand outlook continues to be positive for energy stocks, particularly those involved in natural gas production in North America. Injections into gas storage basins are below the pace of last year as well as the five-year average. As a result, we are likely to begin the winter heating season with storage 10% below last year's level and 20% below full storage capacity. Given the reduced rates of natural gas production that the industry is reporting through the second quarter, a return to normal winter temperatures could lead to intermittent price spikes this winter. We also believe that the Organization of Petroleum Exporting Countries (OPEC) will be successful in maintaining oil prices at relatively high levels, although below the $30 per barrel price that currently prevails. World economic growth continues to be resilient, and excess capacity has been absorbed by all but a few of OPEC's members. Unlike the supply and demand situation in 1980, there is little excess capacity in the world that can be called upon should we have another oil supply disruption. Recently, investors have been concerned about OPEC unity and the potential that Saudi Arabia may unilaterally increase production. This action would be consistent with the goals relayed to us by the Saudi Arabian oil ministry when we visited Riyadh last February. These goals included a price target for oil in the mid-twenties, but avoiding prices in excess of $30 per barrel that might stunt demand in the growth markets of Asia.

We reduced our holdings of most other basic materials stocks to provide the funds for our energy investments. This helped the Trust's performance, as stock price performance of virtually all commodity groups other than energy have declined since late 1999. Even large-capitalization major oil companies have shown anemic performance, as margin compression in refining and petrochemicals offset the impact of rising oil and gas prices in their upstream operations. The Trust's emphasis on independent oil and gas production companies, as well as oil service companies leveraged to natural gas drilling, enabled the Trust to deliver results better than the Lipper Natural Resource Funds Group Average and substantially above the unmanaged Morgan Stanley Capital International Natural Resources Index (for the last three months as well as for the year to date). Companies delivering strong returns included gas producers EOG Resources, Inc., Apache Corporation and Anadarko Petroleum Corporation, as well as Canadian Hunter Exploration Ltd. that has more than doubled since we purchased the stock. Stocks in the oil service sector that more than doubled from our cost included BJ Services Company and Cooper Cameron Corporation, and Canadian drilling companies Precision Drilling Corporation and Ensign Resource Service Group, Inc., which had more than 50% total returns on

Merrill Lynch Global Resources Trust                               July 31, 2000

increased Canadian drilling activity. We continue to believe that natural gas-related investments offer attractive appreciation potential. Current valuations are at the low end of historic valuation ranges, and the potential for high prices to persist in 2001 appears high. Increased demand for natural gas-fired electrical generation capacity has turned gas into a year-round commodity, and may offset some industrial demand loss caused by the rapid increase in prices. We believe that industry will be forced to spend additional capital to maintain gas productive capacity. Therefore, we are continuing to increase our holdings of oil service stocks. Our preferred investments are those with exposure to the natural gas markets, but we have also bought stocks that have leverage to increase deep water drilling activity and rig construction.

We reduced our position in the paper and forest products sectors toward the end of the fiscal year. These stocks contributed to Trust performance in 1999 and early 2000 as capacity closures and industry consolidation led to higher capacity operating rates and rising commodity prices. The Trust also benefited from gains arising from merger offers in Saint Laurent Paperboard and Fort James Corporation, although the appreciation in the former was somewhat offset by the decline in the value of our holding in the acquirer, Smurfit Stone Container Corp. We hold limited exposure to the metals markets, although holdings in Australian resource companies provided good total returns. However, our holding of Stillwater Mining Company fell back to our cost basis as a result of production problems at its mine. As a new mine is developed nearby, we believe that the stock will again appreciate given this company's exposure to rising palladium prices.

Fiscal Year in Review

During the fiscal year ended July 31, 2000, we continued to follow a strategy of identifying commodity sectors with rising capacity utilization trends, then selecting attractively valued companies within favored sectors. The successful implementation of this strategy has generally enabled the Trust to deliver improved results over the past two and one half years, with only the weather-driven setback in late 1999 resulting in the Trust slipping against its peer group but still exceeding the return of the S&P 500 Index. We continue to believe that selected energy-related investments offer the potential for good returns for the remainder of 2000 and into 2001; therefore, we plan to maintain our relatively high exposure in the oil service, pipelines and independent oil and gas producer sectors. In our opinion, the fundamentals for both oil and gas are the best in nearly 20 years, and the sectors have attractive valuations relative to the market.

In Conclusion

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

September 1, 2000

================================================================================
Effective on or about November 1, 2000, Merrill Lynch Global Resources Trust will change its name to Merrill Lynch Natural Resources Trust. The Trust's objective will remain the same: to seek long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
================================================================================

Merrill Lynch Global Resources Trust                               July 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                  Ten Years/
                                                 6 Month        12 Month       Since Inception
As of July 31, 2000                            Total Return    Total Return      Total Return
==============================================================================================
ML Global Resources Trust Class A Shares          +15.16%         +9.98%             +49.34%
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares          +14.55          +8.80              +34.52
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares          +14.52          +8.85              +20.18
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares          +15.02          +9.75              +25.89
==============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Global Resources Trust                               July 31, 2000

ML Global Resources Trust's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the MSCI Natural Resources Index, Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                   7/90              7/00

ML Global Resources Trust+--

Class A Shares*                                  $ 9,475           $14,149

ML Global Resources Trust+--

Class B Shares*                                  $10,000           $13,451

MSCI Natural

Resources Index++                                $10,000           $21,063

Lipper Gold Funds

Group Average+++                                 $10,000           $ 5,587

Lipper Natural Resources

Funds Group Average++++                          $10,000           $17,837

ML Global Resources Trust's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the MSCI Natural Resources Index, Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                10/21/94**           7/00

ML Global Resources Trust+--

Class C Shares*                                  $10,000           $12,018

ML Global Resources Trust+--

Class D Shares*                                  $ 9,475           $11,928

MSCI Natural

Resources Index++                                $10,000           $15,616

Lipper Gold Funds

Group Average+++                                 $10,000           $ 4,928

Lipper Natural Resources

Funds Group Average++++                          $10,000           $15,347

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **  Commencement of operations.
   + The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
  ++  This unmanaged broad-based Index is comprised of common stocks.
 +++ The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
++++ The Lipper Natural Resources Funds Group Average is an index of all US mutual funds classified as natural resource-related funds.

      The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Merrill Lynch Global Resources Trust                               July 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                            +19.44%             +13.17%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          + 5.81              + 4.67
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                           + 5.39              + 4.82
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                 % Return            % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                            +18.18%             +14.18%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          + 4.70              + 4.70
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                           + 4.29              + 4.29
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                 % Return            % Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                            +18.21%             +17.21%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          + 4.71              + 4.71
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                   + 4.28              + 4.28
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                            +19.12%             +12.87%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          + 5.54              + 4.41
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                   + 5.12              + 4.12
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Global Resources Trust                               July 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                           Shares                                                                       Percent of
Industries                  Held               Common Stocks                                     Value  Net Assets
==================================================================================================================
Aluminum                   31,900     Alcoa Inc.                                             $   964,975      1.1%
==================================================================================================================
Canadian                   55,900     Alberta Energy Company Ltd.                              2,022,227      2.3
Independents               28,600    +Anderson Exploration Ltd.                                  481,222      0.6
                          109,000    +Baytex Energy Ltd.                                         895,006      1.0
                          134,350    +Canadian Hunter Exploration Ltd.                         2,703,638      3.1
                           23,000    +Canadian Natural Resources Ltd.                            645,511      0.7
                           47,000     Canadian Occidental Petroleum Ltd.                       1,170,413      1.4
                           26,650    +Chieftain International, Inc.                              434,728      0.5
                           92,800    +Crestar Energy, Inc.                                     1,336,600      1.5
                          104,300    +Cypress Energy Inc. (Class A)                              417,677      0.5
                          139,800    +Genesis Exploration Ltd.                                   856,226      1.0
                           82,200     Paramount Resources Ltd.                                   733,039      0.9
                           47,800    +Rio Alto Exploration Ltd.                                  839,669      1.0
                           48,100    +Talisman Energy Inc.                                     1,427,655      1.7
                           92,100    +Tesco Corporation                                          808,928      0.9
                          132,100    +Velvet Exploration Ltd.                                    377,860      0.4
                                                                                              ----------     -----
                                                                                              15,150,399     17.5
==================================================================================================================
Chemicals                  27,200     Air Products and Chemicals, Inc.                           907,800      1.1
==================================================================================================================
Diversified                26,200     Ashland Inc.                                               862,962      1.0
Companies
==================================================================================================================
Integrated Oil             30,300     Amerada Hess Corporation                                 1,833,150      2.1
Companies                  31,200     Chevron Corporation                                      2,464,800      2.9
                           16,800     Conoco Inc. (Class A)                                      375,900      0.4
                           33,100     Conoco Inc. (Class B)                                      763,369      0.9
                            8,200     ENI SpA (ADR) (a)                                          461,250      0.5
                           32,214     Exxon Mobil Corporation                                  2,577,120      3.0
                           24,022     Kerr-McGee Corporation                                   1,318,207      1.5
                           42,100     Murphy Oil Corporation                                   2,536,525      2.9
                           12,000     Phillips Petroleum Company                                 609,750      0.7
                           15,200     Royal Dutch Petroleum Company (NY Registered Shares)       885,400      1.0
                           16,650     Texaco Inc.                                                823,134      1.0
                           46,400     USX-Marathon Group                                       1,128,100      1.3
                                                                                              ----------     -----
                                                                                              15,776,705     18.2
==================================================================================================================
Land & Offshore           341,100    +Drillers Technology Corp.                                  321,403      0.4
Drillers                   96,450    +Drillers Technology Corp. (Warrants)                        13,957      0.0
                           38,500    +Ensign Resource Service Group, Inc.                      1,277,460      1.5
                           38,000    +Noble Drilling Corporation                               1,655,375      1.9
                           55,600    +Precision Drilling Corporation                           1,889,756      2.2
                           62,000    +R&B Falcon Corporation                                   1,236,125      1.4
                           35,600    +Santa Fe International Corporation                       1,250,450      1.4
                                                                                              ----------     -----
                                                                                               7,644,526      8.8
==================================================================================================================

Merrill Lynch Global Resources Trust                               July 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                           Shares                                                                       Percent of
Industries                  Held               Common Stocks                                     Value  Net Assets
==================================================================================================================
Metals & Mining         1,174,009     M.I.M. Holdings Limited                                $   700,144      0.8%
                           16,400     Phelps Dodge Corporation                                   667,275      0.8
                           74,950    +Stillwater Mining Company                                1,967,438      2.3
                          240,000     WMC Limited                                              1,073,188      1.2
                                                                                              ----------     -----
                                                                                               4,408,045      5.1
==================================================================================================================
Oil & Gas Producers        31,900     Anadarko Petroleum Corporation                           1,525,219      1.8
                           45,700     Apache Corporation                                       2,273,575      2.6
                           26,000    +Barrett Resources Corporation                              723,125      0.8
                           18,797     Burlington Resources Inc.                                  613,252      0.7
                           17,800     Cabot Oil & Gas Corporation (Class A)                      329,300      0.4
                           60,300     Devon Energy Corporation                                 2,758,725      3.2
                          132,800     EOG Resources, Inc.                                      3,925,900      4.5
                           2,800      Mitchell Energy & Development Corp. (Class A)               89,250      0.1
                           26,700    +Nabors Industries, Inc.                                  1,111,388      1.3
                           27,700     Noble Affiliates, Inc.                                     831,000      1.0
                           9,400     +Stone Energy Corporation                                   451,200      0.5
                           33,200     Unocal Corporation                                       1,004,300      1.2
                                                                                              ----------     -----
                                                                                              15,636,234     18.1
==================================================================================================================
Oil Services               30,700    +BJ Services Company                                      1,792,112      2.1
                           48,400     Baker Hughes Incorporated                                1,675,850      1.9
                           25,100     Coflexip SA (ADR) (a)                                    1,454,231      1.7
                           25,200    +Cooper Cameron Corporation                               1,628,550      1.9
                           34,900    +Global Marine Inc.                                         988,106      1.1
                           42,325    +Grant Prideco, Inc.                                        851,791      1.0
                          197,700    +Gulf Canada Resources Limited (Ordinary)                   877,294      1.0
                           38,100     Helmerich & Payne, Inc.                                  1,219,200      1.4
                           31,800    +National-Oilwell, Inc.                                   1,049,400      1.2
                          153,200     Saipem SpA                                                 891,478      1.0
                           44,600    +Stolt Offshore, SA                                         599,313      0.7
                           20,300    +Stolt Offshore, SA (ADR) (a)                               225,838      0.3
                           42,325    +Weatherford International, Inc.                          1,695,645      2.0
                                                                                              ----------     -----
                                                                                              14,948,808     17.3
==================================================================================================================
Paper & Pulp               45,700     Fort James Corporation                                   1,396,706      1.6
                           38,000     International Paper Company                              1,292,000      1.5
                                                                                              ----------     -----
                                                                                               2,688,706      3.1
==================================================================================================================
Pipelines                  25,100     The Coastal Corporation                                  1,449,525      1.7
                           22,000     Equitable Resources, Inc.                                1,145,375      1.3
                           10,700     The Williams Companies, Inc.                               446,725      0.5
                                                                                              ----------     -----
                                                                                               3,041,625      3.5
==================================================================================================================

Merrill Lynch Global Resources Trust                               July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                           Shares                                                                       Percent of
Industries                  Held               Common Stocks                                     Value  Net Assets
==================================================================================================================
Refining                   19,600     Sunoco, Inc.                                          $    477,750      0.6%
==================================================================================================================
Steel                     136,500     The LTV Corporation                                        332,719      0.4
==================================================================================================================
                                      Total Common Stocks (Cost--$70,253,965)                 82,841,254     95.8
==================================================================================================================

                          Face
                          Amount            Short-Term Securities
==================================================================================================================
Repurchase             $3,141,000     Warburg Dillon Read LLC, purchased on 7/31/2000
Agreements*                           to yield 6.55% to 8/01/2000                              3,141,000      3.6
==================================================================================================================
                                      Total Short-Term Securities (Cost--$3,141,000)           3,141,000      3.6
==================================================================================================================
Total Investments (Cost--$73,394,965)                                                         85,982,254     99.4

Other Assets Less Liabilities                                                                    488,273      0.6
                                                                                             -----------    ------
Net Assets                                                                                   $86,470,527    100.0%
                                                                                             ===========    ======
==================================================================================================================

(a)   American Depositary Receipts (ADR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+     Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:            Investments, at value (identified cost--$73,394,965) .......................                        $ 85,982,254
                   Cash .......................................................................                             241,759
                   Receivables:
                      Beneficial interest sold ................................................       $    422,920
                      Securities sold .........................................................            237,130
                      Dividends ...............................................................             45,715         705,765
                                                                                                      ------------
                   Prepaid registration fees and other assets .................................                              38,661
                                                                                                                       ------------
                   Total assets ...............................................................                          86,968,439
                                                                                                                       ------------
===================================================================================================================================
Liabilities:       Payables:
                      Securities purchased ....................................................            210,233
                      Beneficial interest redeemed ............................................             67,471
                      Investment adviser ......................................................             45,077
                      Distributor .............................................................             29,684          352,465
                                                                                                      ------------
                   Accrued expenses and other liabilities .....................................                             145,447
                                                                                                                       ------------
                   Total liabilities ..........................................................                             497,912
                                                                                                                       ------------
===================================================================================================================================
Net Assets:        Net assets .................................................................                        $ 86,470,527
                                                                                                                       ============
===================================================================================================================================
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:        of shares authorized .......................................................                        $     76,979
                   Class B Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                             113,540
                   Class C Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                              10,658
                   Class D Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                             308,122
                   Paid-in capital in excess of par ...........................................                          92,953,564
                   Accumulated investment loss--net ...........................................                              (2,084)
                   Accumulated realized capital losses on investments and foreign currency
                   transactions--net ..........................................................                          (7,056,099)
                   Accumulated distributions in excess of realized capital gains on investments
                   and foreign currency transactions--net .....................................                         (12,521,061)
                   Unrealized appreciation on investments and foreign currency
                   transactions--net ..........................................................                          12,586,908
                                                                                                                       ------------
                   Net assets .................................................................                        $ 86,470,527
                                                                                                                       ============
===================================================================================================================================
Net Asset Value:   Class A--Based on net assets of $13,099,789 and 769,787 shares
                            of beneficial interest outstanding ................................                        $      17.02
                                                                                                                       ============
                   Class B--Based on net assets of $19,222,880 and 1,135,405 shares
                            of beneficial interest outstanding ................................                        $      16.93
                                                                                                                       ============
                   Class C--Based on net assets of $1,782,007 and 106,578 shares
                            of beneficial interest outstanding ................................                        $      16.72
                                                                                                                       ============
                   Class D--Based on net assets of $52,365,851 and 3,081,223 shares
                            of beneficial interest outstanding ................................                        $      17.00
                                                                                                                       ============
===================================================================================================================================

                   See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

Statement of Operations for the Year Ended July 31, 2000

Investment               Dividends (net of $32,237 foreign withholding tax) .                  $ 1,022,489
Income:                  Interest ...........................................                      147,261
                                                                                               -----------
                         Total income .......................................                    1,169,750
                                                                                               -----------
==========================================================================================================
Expenses:                Investment advisory fees ...........................   $   512,575
                         Account maintenance & distribution fees--Class B ...       198,828
                         Account maintenance fees--Class D ..................       133,266
                         Transfer agent fees--Class D .......................        95,436
                         Professional fees ..................................        85,872
                         Printing and shareholder reports ...................        78,289
                         Trustees' fees and expenses ........................        53,665
                         Accounting services ................................        47,722
                         Transfer agent fees--Class B .......................        44,240
                         Custodian fees .....................................        38,036
                         Registration fees ..................................        29,909
                         Transfer agent fees--Class A .......................        18,276
                         Account maintenance & distribution fees--Class C ...        17,806
                         Transfer agent fees--Class C .......................         3,962
                         Other ..............................................         4,103
                                                                                -----------
                         Total expenses .....................................                    1,361,985
                                                                                               -----------
                         Investment loss--net ...............................                     (192,235)
                                                                                               -----------
==========================================================================================================
Realized &               Realized gain (loss) from:
Unrealized Gain             Investments--net ................................       177,856
(Loss) on                   Foreign currency transactions--net ..............       (18,127)       159,729
Investments &                                                                   -----------
Foreign Currency         Change in unrealized appreciation/depreciation on:
Transactions--Net:          Investments--net ................................     7,004,095
                            Foreign currency transactions--net ..............       104,354      7,108,449
                                                                                -----------    -----------
                         Net Increase in Net Assets Resulting from Operations                  $ 7,075,943
                                                                                               ===========
==========================================================================================================

                         See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

Statements of Changes in Net Assets

                                                                                                      For the Year Ended July 31,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                        2000            1999
===================================================================================================================================
Operations:             Investment income (loss)--net ............................................   $    (192,235)   $     260,373
                        Realized gain (loss) on investments and foreign currency transactions--net         159,729      (12,680,790)
                        Change in unrealized appreciation/depreciation on investments and foreign
                        currency transactions--net ...............................................       7,108,449       28,187,908
                                                                                                     -------------    -------------
                        Net increase in net assets resulting from operations .....................       7,075,943       15,767,491
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends &             Investment income--net:
Distributions to           Class A ...............................................................              --         (112,274)
Shareholders:              Class D ...............................................................              --         (510,053)
                        In excess of investment income--net:
                           Class A ...............................................................         (23,800)         (11,492)
                           Class D ...............................................................         (64,246)         (52,205)
                        In excess of realized gain on investments--net:
                           Class A ...............................................................              --          (51,962)
                           Class C ...............................................................              --           (4,683)
                           Class D ...............................................................              --         (348,806)
                                                                                                     -------------    -------------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders ............................................         (88,046)      (1,091,475)
                                                                                                     -------------    -------------
===================================================================================================================================
Beneficial Interest     Net decrease in net assets derived from beneficial
Transactions:           interest transactions ....................................................      (9,842,462)     (25,907,606)
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:             Total decrease in net assets .............................................      (2,854,565)     (11,231,590)
                        Beginning of year ........................................................      89,325,092      100,556,682
                                                                                                     -------------    -------------
                        End of year* .............................................................   $  86,470,527    $  89,325,092
                                                                                                     =============    =============
===================================================================================================================================
                       *Undistributed (accumulated) investment income (loss)--net ................   $      (2,084)   $      76,974
                                                                                                     =============    =============
===================================================================================================================================

                        See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

Financial Highlights

                                                                                             Class A+
The following per share data and ratios have been derived     --------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000          1999          1998          1997           1996
==================================================================================================================================
Per Share            Net asset value, beginning of year ...   $    15.52     $    12.93    $    19.90    $    17.27     $    16.70
Operating                                                     ----------     ----------    ----------    ----------     ----------
Performance:         Investment income--net ...............          .03            .10           .13           .14            .22
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................         1.51           2.75         (5.00)         2.91            .50
                                                              ----------     ----------    ----------    ----------     ----------
                     Total from investment operations .....         1.54           2.85         (4.87)         3.05            .72
                                                              ----------     ----------    ----------    ----------     ----------
                     Less dividends and distributions:
                        Investment income--net ............           --           (.17)         (.10)         (.23)          (.15)
                        In excess of investment income--net         (.04)          (.01)           --            --             --
                        Realized gain on investments--net .           --             --         (1.35)         (.19)            --
                        In excess of realized gain on
                        investments--net ..................           --           (.08)         (.65)           --             --
                                                              ----------     ----------    ----------    ----------     ----------
                     Total dividends and distributions ....         (.04)          (.26)        (2.10)         (.42)          (.15)
                                                              ----------     ----------    ----------    ----------     ----------
                     Net asset value, end of year .........   $    17.02     $    15.52    $    12.93    $    19.90     $    17.27
                                                              ==========     ==========    ==========    ==========     ==========
==================================================================================================================================
Total Investment     Based on net asset value per share ...         9.98%         22.91%       (27.00%)       17.95%          4.34%
Return:*                                                      ==========     ==========    ==========    ==========     ==========
==================================================================================================================================
Ratios to Average    Expenses .............................         1.16%          1.28%         1.07%         1.01%          1.03%
Net Assets:                                                   ==========     ==========    ==========    ==========     ==========
                     Investment income--net ...............          .20%           .75%          .79%          .76%          1.26%
                                                              ==========     ==========    ==========    ==========     ==========
==================================================================================================================================
Supplemental         Net assets, end of year (in thousands)   $   13,100     $    9,138    $    9,082    $   18,504     $   22,726
Data:                                                         ==========     ==========    ==========    ==========     ==========
                     Portfolio turnover ...................        51.36%         50.48%        21.04%        24.23%         26.48%
                                                              ==========     ==========    ==========    ==========     ==========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

Financial Highlights (continued)

                                                                                             Class B++
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2000          1999           1998           1997           1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ...   $    15.56     $    12.79     $    19.80     $    17.16     $    16.62
Operating                                                    ----------     ----------     ----------     ----------     ----------
Performance:        Investment income (loss)--net ........         (.14)          (.04)          (.05)          (.05)           .03
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ....................         1.51           2.81          (4.96)          2.90            .51
                                                             ----------     ----------     ----------     ----------     ----------
                    Total from investment operations .....         1.37           2.77          (5.01)          2.85            .54
                                                             ----------     ----------     ----------     ----------     ----------
                    Less dividends and distributions:
                       Investment income--net ............           --             --             --           (.02)           --+
                       Realized gain on investments--net .           --             --          (1.35)          (.19)            --
                       In excess of realized gain on
                       investments--net ..................           --             --           (.65)            --             --
                                                             ----------     ----------     ----------     ----------     ----------
                    Total dividends and distributions ....           --             --          (2.00)          (.21)            --
                                                             ----------     ----------     ----------     ----------     ----------
                    Net asset value, end of year .........   $    16.93     $    15.56     $    12.79     $    19.80     $    17.16
                                                             ==========     ==========     ==========     ==========     ==========
===================================================================================================================================
Total Investment    Based on net asset value per share ...         8.80%         21.66%        (27.76%)        16.72%          3.26%
Return:*                                                     ==========     ==========     ==========     ==========     ==========
===================================================================================================================================
Ratios to Average   Expenses .............................         2.21%          2.35%          2.11%          2.04%          2.07%
Net Assets:                                                  ==========     ==========     ==========     ==========     ==========
                    Investment income (loss)--net ........         (.85%)         (.28%)         (.29%)         (.29%)          .20%
                                                             ==========     ==========     ==========     ==========     ==========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands)   $   19,223     $   21,450     $   29,794     $   77,386     $   94,199
Data:                                                        ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover ...................        51.36%         50.48%         21.04%         24.23%         26.48%
                                                             ==========     ==========     ==========     ==========     ==========
===================================================================================================================================

       *     Total investment returns exclude the effects of sales charges.
       +     Amount is less than $.01 per share.
      ++    Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

Financial Highlights (continued)

                                                                                          Class C+
The following per share data and ratios have been derived     -----------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                              -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2000         1999          1998          1997           1996
===============================================================================================================================
Per Share            Net asset value, beginning of year ...   $   15.36     $   12.67     $   19.64     $   17.08     $   16.55
Operating                                                     ---------     ---------     ---------     ---------     ---------
Performance:         Investment income (loss)--net ........        (.14)         (.04)         (.04)         (.06)          .04
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................        1.50          2.77         (4.93)         2.90           .49
                                                              ---------     ---------     ---------     ---------     ---------
                     Total from investment operations .....        1.36          2.73         (4.97)         2.84           .53
                                                              ---------     ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                        Investment income--net ............          --            --            --          (.09)           --
                        Realized gain on investments--net .          --            --         (1.35)         (.19)           --
                        In excess of realized gain on
                        investments--net ..................          --          (.04)         (.65)           --            --
                                                              ---------     ---------     ---------     ---------     ---------
                     Total dividends and distributions ....          --          (.04)        (2.00)         (.28)           --
                                                              ---------     ---------     ---------     ---------     ---------
                     Net asset value, end of year .........   $   16.72     $   15.36     $   12.67     $   19.64     $   17.08
                                                              =========     =========     =========     =========     =========
===============================================================================================================================
Total Investment     Based on net asset value per share ...        8.85%        21.68%       (27.78%)       16.77%         3.20%
Return:*                                                      =========     =========     =========     =========     =========
===============================================================================================================================
Ratios to Average    Expenses .............................        2.21%         2.33%         2.12%         2.06%         2.07%
Net Assets:                                                   =========     =========     =========     =========     =========
                     Investment income (loss)--net ........        (.86%)        (.33%)        (.29%)        (.33%)         .27%
                                                              =========     =========     =========     =========     =========
===============================================================================================================================
Supplemental         Net assets, end of year (in thousands)   $   1,782     $   2,039     $   1,461     $   2,680     $   3,388
Data:                                                         =========     =========     =========     =========     =========
                     Portfolio turnover ...................       51.36%        50.48%        21.04%        24.23%        26.48%
                                                              =========     =========     =========     =========     =========
===============================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                       Class D+
The following per share data and ratios have been derived      ----------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                               ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2000        1999        1998         1997         1996
=========================================================================================================================
Per Share           Net asset value, beginning of year ...     $  15.51    $  12.89    $  19.83    $   17.21     $  16.67
Operating                                                      --------    --------    --------    ---------     --------
Performance:        Investment income (loss)--net ........         (.01)        .06         .09          .09          .17
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ....................         1.52        2.77       (4.99)        2.91          .50
                                                               --------    --------    --------    ---------     --------
                    Total from investment operations .....         1.51        2.83       (4.90)        3.00          .67
                                                               --------    --------    --------    ---------     --------
                    Less dividends and distributions:
                       Investment income--net ............           --        (.12)       (.04)        (.19)        (.13)
                       In excess of investment income--net         (.02)       (.01)         --           --           --
                       Realized gain on investments--net .           --          --       (1.35)        (.19)          --
                       In excess of realized gain on
                       investments--net ..................           --        (.08)       (.65)          --           --
                                                               --------    --------    --------    ---------     --------
                    Total dividends and distributions ....         (.02)       (.21)      (2.04)        (.38)        (.13)
                                                               --------    --------    --------    ---------     --------
                    Net asset value, end of year .........     $  17.00    $  15.51    $  12.89    $   19.83     $  17.21
                                                               ========    ========    ========    =========     ========
=========================================================================================================================
Total Investment    Based on net asset value per share ...         9.75%      22.56%     (27.15%)      17.66%        4.06%
Return:*                                                       ========    ========    ========    =========     ========
=========================================================================================================================
Ratios to Average   Expenses .............................         1.42%       1.54%       1.32%        1.26%        1.27%
Net Assets:                                                    ========    ========    ========    =========     ========
                    Investment income (loss)--net ........         (.05%)       .50%        .55%         .51%        1.00%
                                                               ========    ========    ========    =========     ========
=========================================================================================================================
Supplemental        Net assets, end of year (in thousands)     $ 52,366    $ 56,698    $ 60,220    $ 107,403     $108,924
Data:                                                          ========    ========    ========    =========     ========
                    Portfolio turnover ...................        51.36%      50.48%      21.04%       24.23%       26.48%
                                                               ========    ========    ========    =========     ========
=========================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US

Merrill Lynch Global Resources Trust                               July 31, 2000

dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to deferring tax treatments for post-October losses. Distributions in excess of realized capital gains are due primarily to deferring tax treatments for post-October losses.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $18,127 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $219,350 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors,
Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ............................                   .25%              .75%
Class C ............................                   .25%              .75%
Class D ............................                   .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $    71               $   630
Class D ............................               $ 1,474               $24,127
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $37,375 and $3,882 relating to transactions in Class B and

Merrill Lynch Global Resources Trust                               July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $244 and $26,463 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $27,569 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLIM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $42,143,747 and $54,127,344, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains (losses) as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $    177,856         $ 12,587,289
Foreign currency transactions ........             (18,127)                (381)
                                              ------------         ------------
Total ................................        $    159,729         $ 12,586,908
                                              ============         ============
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $12,499,942, of which $18,063,893 related to appreciated securities and $5,563,951 related to depreciated securities. At July 31, 2000, the aggregate cost of investments for Federal income tax purposes was $73,482,312.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $9,842,462 and $25,907,606 for the years ended July 31, 2000 and July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             805,556         $ 13,068,358
Shares issued to shareholders
in reinvestment of dividends .........               1,475               20,889
                                                   -------         ------------
Total issued .........................             807,031           13,089,247
Shares redeemed ......................            (626,145)         (10,317,455)
                                                   -------         ------------
Net increase .........................             180,886         $  2,771,792
                                                   =======         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             258,053         $  3,353,195
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              14,280              155,903
                                                  --------         ------------
Total issued .........................             272,333            3,509,098
Shares redeemed ......................            (385,907)          (4,907,125)
                                                  --------         ------------
Net decrease .........................            (113,574)        $ (1,398,027)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             378,695         $  6,296,891
Automatic conversion
of shares ............................            (139,160)          (2,259,044)
Shares redeemed ......................            (483,004)          (7,621,936)
                                                  --------         ------------
Net decrease .........................            (243,469)        $ (3,584,089)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             265,094         $  3,508,586
Automatic conversion
of shares ............................            (160,271)          (2,040,380)
Shares redeemed ......................          (1,055,323)         (13,211,981)
                                                 ---------         ------------
Net decrease .........................            (950,500)        $(11,743,775)
                                                 =========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------

Shares sold ..........................              77,315         $  1,280,234
Shares redeemed ......................            (103,472)          (1,621,178)
                                                   -------         ------------
Net decrease .........................             (26,157)        $   (340,944)
                                                   =======         ============
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 2000

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................              80,297         $  1,032,928
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................                 380                4,096
                                                    ------         ------------
Total issued .........................              80,677            1,037,024
Shares redeemed ......................             (63,244)            (830,479)
                                                    ------         ------------
Net increase .........................              17,433         $    206,545
                                                    ======         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................             259,754         $  4,274,364
Automatic conversion
of shares ............................             139,039            2,259,044
Shares issued to shareholders
in reinvestment of dividends .........               3,227               45,733
                                                  --------         ------------
Total issued .........................             402,020            6,579,141
Shares redeemed ......................            (976,017)         (15,268,362)
                                                  --------         ------------
Net decrease .........................            (573,997)        $ (8,689,221)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................              78,640         $  1,010,759
Automatic conversion
of shares ............................             160,807            2,040,380
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              61,096              666,540
                                                ----------         ------------
Total issued .........................             300,543            3,717,679
Shares redeemed ......................          (1,318,304)         (16,690,028)
                                                ----------         ------------
Net decrease .........................          (1,017,761)        $(12,972,349)
                                                ==========         ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Trust, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Trust did not borrow from the facility during the year ended July 31, 2000.

6. Commitments:

At July 31, 2000, the Trust had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $236,000.

7. Capital Loss Carryforward:

At July 31, 2000, the Trust had a net capital loss carryforward of approximately $19,490,000, of which $9,970,000 expires in 2007 and $9,520,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

8. Organizational Change:

On or about November 1, 2000, the Trust will change its name to Merrill Lynch Natural Resources Trust.

Merrill Lynch Global Resources Trust                               July 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 12, 2000

Merrill Lynch Global Resources Trust                               July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income dividends paid by Merrill Lynch Global Resources Trust to shareholders of record as of December 3, 1999, 100% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gain distributions paid by the Trust during the year.

Please retain this information for your records.

Merrill Lynch Global Resources Trust                               July 31, 2000

PORTFOLIO INFORMATION (unaudited)

As of July 31, 2000

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
EOG Resources, Inc. ....................................                  4.5%
Devon Energy Corporation ...............................                  3.2
Canadian Hunter Exploration Ltd. .......................                  3.1
Exxon Mobil Corporation ................................                  3.0
Murphy Oil Corporation .................................                  2.9
Chevron Corporation ....................................                  2.9
Apache Corporation .....................................                  2.6
Alberta Energy Corporation Ltd. ........................                  2.3
Stillwater Mining Company ..............................                  2.3
Precision Drilling Corporation .........................                  2.2

                                                                      Percent of
Geographic Allocation                                                 Net Assets
United States ..........................................                 67.0%
Canada .................................................                 22.6
Australia ..............................................                  2.0
France .................................................                  1.7
Italy ..................................................                  1.5
Norway .................................................                  1.0

Merrill Lynch Global Resources Trust                               July 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Jr., Senior Vice President
Robert M. Shearer, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--7/00

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